UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 09, 2026

Heritage Global Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-39471	59-2291344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12625 High Bluff Drive, Suite 305
San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 847-0656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	HGBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On January 9, 2026, Heritage DebtX LLC (“Heritage DebtX LLC”), a Delaware limited liability company and wholly owned subsidiary of Heritage Global Inc., a Florida corporation (“HG” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with The Debt Exchange, Inc., a Delaware corporation (“DebtX”), pursuant to which, among other things, Heritage DebtX LLC acquired, effective January 1, 2026, substantially all of the assets and certain liabilities of DebtX, including the assets utilized in the operation of DebtX’s business of providing loan-portfolio advisory and valuation, proprietary market-transaction data, and end-to-end execution support for banks, specialty-finance companies, government agencies, and institutional investors (the “Transaction”). HG paid DebtX an aggregate purchase price of $8,450,000 in cash. The source of funds used for the purchase price was cash on hand. The Transaction closed on January 9, 2026. Other than in respect of the Transaction, there are no material relationships between the Company, Heritage DebtX LLC or its affiliates, on the one hand, and DebtX, on the other hand. Following the Transaction, Heritage DebtX LLC will operate within the Financial Assets Division of HG.

The Purchase Agreement contains customary representations and warranties and covenants by each party. HG and DebtX are obligated, subject to certain limitations, to indemnify the other under the Purchase Agreement for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to applicable limitations set forth in the Purchase Agreement. The Purchase Agreement also imposes customary confidentiality, non-solicitation and non-compete obligations upon DebtX.

The above summary of certain terms and conditions of the Purchase Agreement does not purport to be a complete discussion of that agreement or related documents and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about HG or its subsidiaries and affiliates. The Purchase Agreement contains representations and warranties certain parties made solely for the benefit of the respective parties to the Purchase Agreement. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by HG and DebtX in negotiating the terms of the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties, rather than establishing matters as facts. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in HG’s public disclosures.

Employment Agreement with Bruce Hounsell

In connection with the consummation of the Transaction, Heritage DebtX LLC entered into an employment agreement (the “Hounsell Employment Agreement”) on January 9, 2026 with Bruce Hounsell (“Mr. Hounsell”). Pursuant to the terms of the Hounsell Employment Agreement, Heritage DebtX LLC will engage Mr. Hounsell as a consultant and independent contractor of Heritage DebtX LLC until January 26, 2026 (the “Hounsell Employment Date”). Effective as of the Hounsell Employment Date, Heritage DebtX LLC will employ Mr. Hounsell to serve as Co-President until March 31, 2026, after which Mr. Hounsell will transition into the role of President of Heritage DebtX LLC.

The Hounsell Employment Agreement is effective through January 26, 2029 and includes optional one-year extension periods. The Hounsell Employment Agreement sets forth the terms of Mr. Hounsell’s employment with Heritage DebtX LLC, including the following:

•
An annual base salary of $400,000.
•
Eligibility to receive an annual, percentage-based performance bonus determined based on the achievement of certain net operating income metrics of Heritage DebtX LLC.
•
A one-time grant of 500,000 non-qualified stock options (the “NQSOs”) pursuant to the 2022 Heritage Global Inc. Equity Incentive Plan. The NQSOs will vest ratably over three years.

•
An arrangement among MaisieDog LLC, an entity co-owned by Mr. Hounsell (“MaisieDog”), Heritage DebtX LLC, and Mr. Hounsell (the “MaisieDog Arrangement”), pursuant to which (i) Heritage DebtX LLC will pay Mr. Hounsell a commission for customer relationships that Mr. Hounsell facilitates between Heritage DebtX LLC and certain customers of MaisieDog, or, (ii) if such customer engagements remain with MaisieDog, then Heritage DebtX LLC and MaisieDog will enter into a revenue-share arrangement in connection with such customer engagements. In either case, the MaisieDog Arrangement will terminate once Mr. Hounsell receives commissions or MaisieDog retains revenue that, in the aggregate, equal $500,000, net of certain expenses.
•
Eligibility to receive severance equal to the annual base salary upon termination by Heritage DebtX LLC without “cause” or by Mr. Hounsell for “good reason.”
•
Right to participate in other benefits and insurance plans available to HG executives in similarly-situated positions.
•
Customary confidentiality, non-solicitation and non-compete obligations upon Mr. Hounsell.

The above summary of certain terms and conditions of the Hounsell Employment Agreement does not purport to be a complete discussion of that agreement or related documents and is qualified in its entirety by reference to the Hounsell Employment Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under the subheading “Asset Purchase Agreement” in Item 1.01 is incorporated by reference into this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On January 12, 2026, HG issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Asset Purchase Agreement, dated January 9, 2026, by and between Heritage DebtX LLC and The Debt Exchange, Inc.*

10.2 Employment Agreement, dated January 9, 2026, by and between Heritage DebtX LLC and Bruce Hounsell.*

99.1 Press Release, dated January 12, 2026, issued by Heritage Global Inc.

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE GLOBAL INC.

Date:	January 12, 2026	By:	/s/ Ross Dove
Ross Dove Chief Executive Officer